                                                   EXHIBIT 10.21
                                                   -------------

                                                                   EXHIBIT 10.21

                           CONNER PERIPHERALS, INC.
                   Note Agreement dated as of March 29, 1991
             $80,000,000 Series A Senior Notes Due March 30, 1996
             $25,000,000 Series B Senior Notes Due March 30, 1998

                       SIXTH AMENDMENT TO NOTE AGREEMENT

                         Dated as of October 31, 1994

     1. Reference is made to those certain separate note agreements (collectively, the "Note Agreements") dated as of March 29, 1991, between each of the persons listed as "Purchasers" on Annex 1 thereto and Conner Peripherals, Inc. (the "Company"), executed in connection with the issuance by the Company of its 8.84% Series A Senior Notes due March 30, 1996, and its 9.08% Series B Senior Notes due March 30, 1998 (the "Notes"), as amended and restated by that certain Fifth Amendment to Note Agreement, dated as of December 22, 1993. All capitalized terms not defined herein have the meanings specified in the Note Agreements.

     2. The parties hereto agree that paragraph 6M of the Note Agreements is amended to read in full as follows:

          6M. SUBORDINATED DEBT. The Company will not, and will not permit any Restricted Subsidiary to, make any payment or redemption of Subordinated Debt, other than mandatory prepayments or mandatory redemptions scheduled at the time of issuance of such Subordinated Debt, or otherwise purchase or acquire any Subordinated Debt, directly or indirectly, or give any notice that irrevocably binds it to take any such action, unless:

               (i) no Default or Event of Default shall exist immediately prior to, or immediately after, the consummation of any such action or the giving of such notice, whichever shall first occur, and the Company has delivered a certificate to such effect to each holder of Notes prior to, but not more than 30 days prior to, taking such action or giving such notice, whichever shall first occur, together with a brief description of such action or the action contemplated by such notice; and

               (ii) at the time it shall become irrevocably bound to take such action, or the time it shall take such action, whichever shall first occur, one of the following conditions shall be satisfied:

                         (a) the Company or such Restricted Subsidiary, as the
               case may be, could incur Senior Debt in an amount equal to the amount of Subordinated Debt to be so prepaid, redeemed or otherwise purchased or acquired;

                         (b) the Subordinated Debt to be so prepaid, redeemed or
               otherwise purchased or acquired is convertible into a number of shares of capital stock of the Company having a Fair Market Value at the time that the Company or such Restricted Subsidiary becomes obligated to take such action which is at least 25% in excess of the principal amount of such Subordinated Debt; or

                         (c) the Subordinated Debt to be so prepaid, redeemed or
               otherwise purchased or acquired is convertible into a number of shares of capital stock of the Company having a Fair Market Value at the time that the Company or such Restricted Subsidiary becomes obligated to take such action which is a least 15% in excess of the principal amount of such Subordinated Debt, and the Company has entered into a firm commitment underwriting agreement with one or more underwriters, which agreement contains terms and conditions no less favorable to the Company than those generally included in comparable agreements for similarly situated issuers at such time (as determined by the Company in its reasonable judgment), and pursuant to which such underwriters have agreed to purchase capital stock of the Company for an amount sufficient to prepay, redeem or otherwise purchase or acquire all or any part of such Subordinated Debt that is not so converted into such capital stock prior to such prepayment, redemption, purchase or acquisition;

                                                        CONNER PERIPHERALS, INC.
                                               SIXTH AMENDMENT TO NOTE AGREEMENT
                                                                OCTOBER 31, 1994

     provided that no such action shall be taken and no such notice given during the period beginning on October 3, 1993 and ending on the Determination Date occurring nearest to March 31, 1995, inclusive.

          Nothing set forth in this paragraph 2 shall prevent the Company or any Restricted Subsidiary from purchasing or acquiring any Subordinated Debt in privately negotiated transactions or in open-market transactions if:

               (1) the price paid is less than par plus accrued interest;

               (2) no Default or Event of Default shall exist immediately prior to, or immediately after, such purchase or acquisition; and

               (3) the aggregate amount of purchases or acquisitions shall not exceed an amount equal to $50 million.

     3. The parties hereto agree that paragraph 6O of the Note Agreements is amended to read in full as follows:

          6O. RESTRICTED PAYMENTS. The Company shall not make any Restricted Payments during the period beginning on October 3, 1993 and ending on the Determination Date occurring nearest to March 31, 1995, inclusive, provided that the foregoing prohibition shall not apply to

               (i) repurchases of Subordinated Debt to the extent permitted by paragraph 6M hereof, and

              (ii) repurchases by the Company of rights to purchase the common stock of the Company, which rights were issued in connection with that certain Stockholders Rights Plan adopted by the Company on October 18, 1994 as in effect as initially adopted by the Company (a certified copy of the form of which to be adopted has been delivered to the holders of the Notes), so long as the aggregate amount of such repurchases does not exceed $1 million.

     4.   The Company warrants and represents that

          (a) immediately prior to the effectiveness of this Amendment, and immediately after the effectiveness of this Amendment, no Default or Event of Default has occurred and is continuing,

          (b) all consents, notices, approvals, waivers, and other actions by other holders of Debt of the Company or any Subsidiary that are necessary in connection with the subject matter of this Amendment have been obtained, and

          (c) attached hereto is a true and correct copy of the Stockholders Rights Plan Agreement in the form to be initially adopted by the Company.

     5. Each reference in each Note Agreement to the "Agreement," this "Agreement," "hereunder," and "hereof" shall mean such Note Agreement as amended hereby. This Amendment shall bind and inure to the benefit of the respective successors and permitted assigns of the parties to Note Agreement (including, without limitation, any Permitted Transferee).

     6. No other term or provision of the Note Agreements or the Notes, or right or remedy consequent thereon, shall be amended, waived or affected by this Amendment. This Amendment constitutes the final written expression of all of the terms hereof and is a complete and exclusive statement of those terms.

     7. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York.

                                                        CONNER PERIPHERALS, INC.
                                               SIXTH AMENDMENT TO NOTE AGREEMENT
                                                                OCTOBER 31, 1994

     8. Two or more duplicate originals hereof may be signed by the parties hereto, each of which shall be an original but all of which together shall constitute one and the same instrument. This Amendment may be executed in one or more counterparts and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original.

     9. This Amendment shall take effect upon date (the "Effective Date")on which each of the following conditions shall be satisfied (but this Amendment shall be of no force or effect if such date is not on or prior to November 30,
1994);

          (a) Evidence of execution of this Amendment shall have been provided by each of the holders of Notes constituting the Required Holders and the Company, by delivering an original of, or original signature page to, this Amendment showing manual execution of this Amendment by an authorized officer or authorized officers of such person by facsimile transmission or by overnight courier, addressed to Hebb & Gitlin, One State Street, Hartford, CT 06103, Telecopier Number (203) 278-8968, Attn: Thomas J. Love, Jr.;

          (b) The Company shall have paid any statement for reasonable fees and disbursements of Hebb & Gitlin, the special counsel to the holders of the Notes, presented on or prior to the Effective Date, incurred in connection with the preparation and execution hereof; and

          (c) All warranties and representations made herein by the Company shall be true on the Effective Date.

          [Remainder of page intentionally blank.  Next page is signature page.]

                                                        CONNER PERIPHERALS, INC.
                                               SIXTH AMENDMENT TO NOTE AGREEMENT
                                                                OCTOBER 31, 1994

                                            CONNER PERIPHERALS, INC.



                                    By          /s/ P. Jackson Bell
                                             -----------------------------------

                                    Name: P. Jackson Bell

                                    Title:      Executive Vice President and
                                                Chief Financial Officer

                                    By          /s/ James A. Taylor
                                             -----------------------------------

                                    Name: James A. Taylor

                                    Title:      Vice President and Treasurer










[Signature page to Sixth Amendment dated as of October 31, 1994, to Note Agreement dated as of March 29, 1991 of Conner Peripherals, Inc.]

                                                        CONNER PERIPHERALS, INC.
                                               SIXTH AMENDMENT TO NOTE AGREEMENT
                                                                OCTOBER 31, 1994

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA



By:       /s/ Raymond G. Kennedy
   ----------------------------------

Name: Raymond G. Kennedy

Title:    Second Vice President










[Signature page to Sixth Amendment dated as of October 31, 1994, to Note Agreement dated as of March 29, 1991 of Conner Peripherals, Inc.]

                                                        CONNER PERIPHERALS, INC.
                                               SIXTH AMENDMENT TO NOTE AGREEMENT
                                                                OCTOBER 31, 1994

CIG & CO.
C/O CIGNA INVESTMENTS, INC.



By:       /s/ Edward Lewis
   ----------------------------------

Name: Edward Lewis

Title:    Partner










[Signature page to Sixth Amendment dated as of October 31, 1994, to Note Agreement dated as of March 29, 1991 of Conner Peripherals, Inc.]

                                                        CONNER PERIPHERALS, INC.
                                               SIXTH AMENDMENT TO NOTE AGREEMENT
                                                                OCTOBER 31, 1994

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY



By:       /s/ Donald D. Brattebo
   -----------------------------------

Name: Donald D. Brattebo

Title:    Second Vice President - Securities Investment



By:       /s/ Christopher J. Henderson
   -----------------------------------

Name: Christopher J. Henderson

Title:    Counsel










[Signature page to Sixth Amendment dated as of October 31, 1994, to Note Agreement dated as of March 29, 1991 of Conner Peripherals, Inc.]

                                                        CONNER PERIPHERALS, INC.
                                               SIXTH AMENDMENT TO NOTE AGREEMENT
                                                                OCTOBER 31, 1994

GENERAL AMERICAN LIFE INSURANCE COMPANY



By:__________________________________

Name:

Title:











[Signature page to Sixth Amendment dated as of October 31, 1994, to Note Agreement dated as of March 29, 1991 of Conner Peripherals, Inc.]